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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 21, 2017, Lonestar Resources US Inc. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, that on June 15, 2017, the Company completed its acquisitions (i) from Battlecat Oil & Gas, LLC (the “Battlecat Acquisition”) of certain oil and natural gas assets in DeWitt, Gonzales and Karnes Counties, Texas (the “Battlecat Acquisition Properties”) and (ii) from SN Marquis LLC (the “Marquis Acquisition,” and together with the Battlecat Acquisition, the “Acquisitions”), a subsidiary of Sanchez Energy Corporation, of certain oil and natural gas assets in Fayette, Gonzales and Lavaca Counties, Texas (the “Marquis Acquisition Properties,” and together with the Battlecat Acquisition Properties, the “Acquisition Properties”).

The Company is filing with this Current Report on Form 8-K (this “Current Report”) (i) the audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and the unaudited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017, as Exhibit 99.1 to this Current Report, (ii) the audited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the fiscal year ended December 31, 2016 and unaudited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the three months ended March 31, 2016 and 2017, as Exhibit 99.2 to this Current Report, and (iii) the unaudited pro forma consolidated statements of operations of the Company with respect to the Acquisition Properties for the fiscal year ended December 31, 2016 and for the nine months ended September 30, 2017, giving effect to Acquisitions, as if they had been completed on January 1, 2016, as Exhibit 99.3 to this Current Report. The Company has previously determined that the Battlecat Acquisition is not significant under Section 11-01(b) of Regulation S-X, and therefore is including in this Current Report the financial statements associated with the Battlecat Acquisition Properties solely on a voluntary basis.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and the unaudited statements of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017 (previously filed in our Form 8-K/A dated August 11, 2017) is filed as Exhibit 99.1 to this Current Report.

The audited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the fiscal year ended December 31, 2016 and the unaudited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the three months ended March 31, 2016 and 2017 are filed as Exhibit 99.2 to this Current Report.

(b) Pro forma financial information.

The unaudited pro forma consolidated statements of operations of the Company with respect to the Acquisition Properties for the fiscal year ended December 31, 2016 and for the nine months ended September 30, 2017 is filed as Exhibit 99.3 to this Current Report.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm
23.2	Consent of Hein & Associates LLP, Independent Auditor
99.1

Audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and unaudited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017

99.2

Audited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the fiscal year ended December 31, 2016 and unaudited consolidated financial statements of Battlecat Oil and Gas Holdings, LLC and Subsidiaries for the three months ended March 31, 2016 and 2017.

99.3

Unaudited pro forma consolidated statements of operations of the Company with respect to the Acquisition Properties for the fiscal year ended December 31, 2016 and for the nine months ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: December 14, 2017	By:	/s/ Frank D. Bracken III
		Name:	Frank D. Bracken III
		Title:	Chief Executive Officer

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